UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2014 (November 21, 2014)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On the date indicated below, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) acquired the following property. For purposes of this table, dollar amounts are stated in millions, except for per square foot amounts:

Property Name	Date Acquired	Total Square Feet or Number of Units	Approx. Purchase Price Paid at Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Average Annualized Base Rent per Square Foot (2)	Average Remaining Lease Term in Years	Economic Occupancy (3)	Physical Occupancy
The Landing at Ocean Isle Beach Ocean Isle, North Carolina	11/21/2014	53,220	$11.0	7.17%	$0.86	$17.17	13 years	94.5%	94.5%

(1)	We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property paid at the date of acquisition (excluding amounts payable under earnout agreements as of the date of acquisition). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.
(2)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases at the time of acquisition, including any tenant concessions, such as rent abatement or allowances, that may have been granted.
(3)	As used herein, economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.

The Landing at Ocean Isle Beach. On November 21, 2014, we acquired the first property in a portfolio of retail properties to be acquired by us from subsidiaries of Kite Realty Group Trust (together, the “Kite Portfolio”) as described in our current report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2014. We indirectly acquired a fee simple interest in a 53,220 square foot retail center known as The Landing at Ocean Isle Beach, located in Ocean Isle, North Carolina. We purchased this property from Kite Realty Group Trust, an unaffiliated third party, for approximately $11 million, plus closing costs. We funded 100% of the purchase price paid at the closing with proceeds from our offering.

The property was constructed in 2009. As of November 28, 2014, The Landing at Ocean Isle Beach was 94.5% occupied and leased to 6 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 13 years. There is one tenant occupying greater than 10% of the total gross leasable area of the property. Lowe’s Foods, a grocery store, leases 41,982 square feet, or approximately 79% of the total gross leasable area of the property, and pays annual base rent of approximately $741,000, or approximately 86% of total annual base rent of the property based on leases in place as of November 28, 2014. Lowe’s Foods’ lease expires on June 9, 2029, and there are four 5-year renewal options with escalating rents, which may be exercised at the option of Lowe’s Foods as set forth in the lease. The other tenant leasing at least 2,000 square feet is Kimberly Jo’s Boutique.

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Among the items we considered in determining whether to acquire The Landing at Ocean Isle Beach as part of the Kite Portfolio included, but were not limited to, the following:

•	our belief that the property is a high-quality necessity-based shopping center located in a market with strong demographics;
•	the property will add a new state (North Carolina) to our portfolio; and
•	since the property was previously owned by Inland Diversified Real Estate Trust, Inc., our management team is familiar with the shopping center and the market in which it is located.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	-	-	-	-
2015	2	2,713	44,421	5.1%
2016	1	2,766	37,341	4.5%
2017	-	-	-	-
2018	-	-	-	-
2019	-	-	-	-
2020	1	1,400	30,184	3.8%
2021	-	-	-	-
2022	1	1,453	20,342	2.7%
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	95%	$17.13
2012	95%	$17.09
2011	84%	$17.73
2010	84%	$17.73
2009	79%	$17.64

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We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are five and eight competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is approximately 14,880 and the average household income within the same radius is over $59,000.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $26,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 4.4%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached as exhibits to this Current Report, which are incorporated into this Item 2.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for the property described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b) Pro forma financial information.

The required pro forma financial information for the property described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d) Exhibits

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Leases and Security Deposits, dated as of November 21, 2014, by and between KRG OCEAN ISLE BEACH LANDING, LLC and IREIT OCEAN ISLE BEACH LANDING, L.L.C.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	November 28, 2014	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Leases and Security Deposits, dated as of November 21, 2014, by and between KRG OCEAN ISLE BEACH LANDING, LLC and IREIT OCEAN ISLE BEACH LANDING, L.L.C.